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                                                               EXHIBIT 24



                                POWER OF ATTORNEY


         Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Bank of Boston Corporation (the "Corporation"), does hereby appoint Charles K. Gifford, William J. Shea, Bradford H. Warner, Robert T. Jefferson and Gary A. Spiess, and each of them severally, or if more than one acts, a majority of them, his or her true and lawful attorneys or attorney to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Corporation, the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission (the "Commission") with respect to the shares of the Corporation's Common Stock, par value $1.50 per share, to be issued pursuant to the 1978 Stock Option Plan for Key Employees of BayBanks, Inc. and Affiliates, the 1988 Stock Option Plan for Key Employees of BayBanks, Inc. and Affiliates and the BayBanks, Inc. Savings, Profit Sharing and Stock Ownership Plan (including interests to be issued pursuant to such plan), and any and all amendments to said Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.



         SIGNATURE                           TITLE                     DATE
         ---------                           -----                     ----

                                    Chairman of the Board of
                                    Directors, Chief Executive
  /s/ CHARLES K. GIFFORD            Officer and Director (Chief
- ---------------------------------   Executive Officer)             July 26, 1996
     (Charles K. Gifford)


                                    President and Chief
/s/ HENRIQUE DE CAMPOS MEIRELLES    Operating Officer              July 26, 1996
- ---------------------------------   and Director
   (Henrique de Campos Meirelles)

                                    Vice Chairman, Chief
   /s/ WILLIAM J. SHEA              Financial Officer and
- ---------------------------------   Treasurer (Chief Financial     July 26, 1996
      (William J. Shea)             Officer)



  /s/ ROBERT T. JEFFERSON           Comptroller (Chief Accounting  July 26, 1996
- ----------------------------------  Officer)
     (Robert T. Jefferson)


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         SIGNATURE                 TITLE                            DATE
         ---------                 -----                            ----

   /s/ WAYNE A. BUDD
- ----------------------------      Director                        July 26, 1996
      (Wayne A. Budd)


   /s/ WILLIAM F. CONNELL         Director                        July 26, 1996
- ----------------------------
      (William F. Connell)


   /s/ GARY L. COUNTRYMAN         Director                        July 26, 1996
- ----------------------------
      (Gary L. Countryman)

  /s/ ALICE F. EMERSON
- ----------------------------      Director                        July 26, 1996
     (Alice F. Emerson)

  /s/ THOMAS J. MAY
- ----------------------------      Director                        July 26, 1996
      (Thomas J. May)

 /s/ DONALD F. MCHENRY
- ----------------------------      Director                        July 26, 1996
    (Donald F. McHenry)


    /s/ PAUL C. O'BRIEN           Director                        July 26, 1996
- ----------------------------
       (Paul C. O'Brien)


     /s/ JOHN W. ROWE             Director                        July 26, 1996
- ----------------------------
        (John W. Rowe)


    /s/ RICHARD A. SMITH          Director                        July 26, 1996
- ----------------------------
       (Richard A. Smith)


 /s/ WILLIAM C. VAN FAASEN        Director                        July 26, 1996
- ----------------------------
    (William C. Van Faasen)


   /s/ THOMAS B. WHEELER          Director                        July 26, 1996
- ----------------------------
      (Thomas B. Wheeler)

  /s/ ALFRED M. ZEIEN
- ----------------------------      Director                        July 26, 1996
     (Alfred M. Zeien)